Subsequent Events	3 Months Ended
Mar. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
SFC’S OFFERING OF SENIOR NOTES

On April 11, 2016, SFC issued $1.0 billion aggregate principal amount of 8.25% Senior Notes due 2020 under an Indenture dated as of December 3, 2014 (the “Base Indenture”), as supplemented by a Second Supplemental Indenture, dated as of April 11, 2016 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), pursuant to which OMH provided a guarantee of the notes on an unsecured basis.

SFC used a portion of the proceeds from the offering to repurchase approximately $600 million aggregate principal amount of its existing senior notes that mature in 2017, at a premium to principal amount from certain beneficial owners, and certain of those beneficial owners purchased notes in the offering. SFC intends to use the remaining net proceeds for general corporate purposes, which may include further debt repurchases and repayments.

The notes will mature on December 15, 2020 and bear interest at a rate of 8.25% per annum, payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2016. The notes are SFC’s senior unsecured obligations and rank equally in right of payment to all of SFC’s other existing and future unsubordinated indebtedness from time to time outstanding. The notes are guaranteed by OMH and will not be guaranteed by any of SFC’s subsidiaries or any other party. The notes are effectively subordinated to all of SFC’s secured obligations to the extent of the value of the assets securing such obligations and structurally subordinated to any existing and future obligations of SFC’s subsidiaries with respect to claims against the assets of such subsidiaries.

The notes may be redeemed at any time and from time to time, at the option of SFC, in whole or in part at a “make-whole” redemption price specified in the Indenture. The notes will not have the benefit of any sinking fund.

The Indenture contains covenants that, among other things (i) limit SFC’s ability to create liens on assets and (ii) restrict SFC’s ability to consolidate, merge or sell its assets. The Indenture also provides for events of default which, if any of them occur, would permit or require the principal of and accrued interest on the notes to become, or to be declared, due and payable.

LENDMARK SALE

On May 2, 2016, pursuant to the Purchase and Sale Agreement, dated as of November 12, 2015, by and between OneMain Holdings, Inc., certain of our subsidiaries and Lendmark and as required by our previously disclosed DOJ Settlement Agreement, we completed the sale of 127 Springleaf branches and, subject to certain exclusions, the associated personal loans issued to customers of such branches, fixed non-information technology assets and certain other tangible personal property located in such branches to Lendmark for an aggregate cash purchase price of $624 million. Such sale was effective as of April 30, 2016, and included the sale to Lendmark of personal loans with an unpaid principal balance as of March 31, 2016, of $600 million. OMH has entered into a Transition Services Agreement with Lendmark, and OMH’s and our activities will remain subject to the oversight of the Monitoring Trustee appointed by the Court pursuant to the DOJ Settlement Agreement until the expiration of the Transition Services Agreement. Although we and OMH continue to take such steps as we believe are necessary to comply with the terms of the DOJ Settlement Agreement, no assurance can be given that we will not incur fines or penalties associated with OMH’s or our activities pursuant to the Transition Services Agreement or OMH’s or our efforts to comply with the terms of the DOJ Settlement Agreement.

On May 2, 2016, SFC used a portion of the proceeds from the Lendmark Sale to repay, in full, its revolving demand note with OMFH, which totaled $376 million (including interest payable of $6 million).